November 9, 2018

VIA EDGAR
Securities and Exchange Commission
100 F St. NE
Washington, D.C. 20549

Re:    Symetra Life Insurance Company ("Registrant")
Symetra Separate Account C ("Depositor") (File No. 811-08052)

Dear Commissioners:

On behalf of Symetra Life Insurance Company and the Symetra Separate Account C, we hereby submit, pursuant to Rule 30b-2 under the Investment Company Act of 1940, that the annual and semi-annual reports for the underlying funds have been transmitted to contract owners accordingly.

We incorporate by reference the following annual report for the underlying fund:

Fund Company	1940 Act Registration No.
Neuberger Berman Equity Funds	811-00582

We incorporate by reference the following semi-annual report for the underlying fund:

Fund Company	1940 Act Registration No.
AMCAP Fund	811-01435

If you have any questions regarding this filing, please contact me at (515) 471-8159.

Sincerely,

/s/ Darlene K. Chandler

Darlene K. Chandler
Vice President and Associate General Counsel